united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

80 Arkay Dr., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 9/30

Date of reporting period: 9/30/19

Item 1. Reports to Stockholders.

Princeton Premium Fund
Class A Shares: PPFAX
Class I Shares: PPFIX

Annual Report
September 30, 2019

www.PrincetonPremiumFund.com
1-888-868-9501

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.princetonpremiumfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

November 30, 2019

Dear Investor,

Each year at this time, Princeton Premium Fund (“The Fund”) provides this letter to investors. The purpose of this letter is to provide a review of the fiscal year ended September 30, 2019, provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook. The Fund is an open-end mutual fund with approximately $48 million in assets under management as of September 30, 2019. The Fund seeks capital appreciation and income by attempting to collect premium each week through the sale of put options on the S&P 500 (SPX) that have a one week or less time frame to expiration. The Fund employs a rules-based system that is replicated weekly. Trades are typically placed six times per week. The options-based strategy seeks to generate a weekly profit. Tactical portfolio management overlays are used to help mitigate volatility. By maintaining a weekly investment horizon and relying on over 65 years of history on market movement we believe it is possible to realize positive returns through option transactions while maintaining acceptable risk limits. Risk metrics are utilized when trades are placed initially and to close existing trades to minimize potential losses.

Figure 1
The Fund’s Investment Results

As of September 30, 2019		Q4 2018	Q1 2019	Q2 2019	Q3 2019	One Year	Since Inception*
PPFIX	Class I (NAV)*	-4.49%	2.90%	3.40%	0.85%	2.48%	3.81%
PPFAX	Class A (NAV)*	-4.60%	2.91%	3.32%	0.76%	2.20%	3.55%
PPFAX	Class A (Max Load)*	-10.07%	-3.03%	-2.49%	-5.08%	-3.65%	1.43%
S&P 500	Total Return Index	-13.52%	13.65%	4.30%	1.70%	4.25%	13.75%

*     Inception date for the I and A share classes is 11/16/2016.

Performance for periods longer than one year is annualized.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month-end, please call toll-free (888) 868-9501.

The Fund’s total annual operating expenses are 3.35% and 3.10% for the Class A and I shares, respectively. The Fund’s investment advisor has contractually agreed to waive management fees and to make payments to limit Fund expenses until at least January 29, 2020. After this fee waiver, the expense ratios are 3.07% and 2.82% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. The maximum sales load for the Class A shares is 5.75%. A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

www.PrincetonPremiumFund.com	1.888.868.9501

Investment Results & Commentary

During the Fund’s fiscal year ended September 30, 2019 (the “Investment Period”) the Fund’s Class I Shares appreciated by 2.48% and the Class A Shares appreciated by 2.20%. Since Inception the Fund’s Class I shares have appreciated by 3.81% (annualized).

Q4 2018

U.S. equity markets ran headfirst into a “wall of worry” in the Fourth Quarter of 2018. In October, concerns surrounding earnings growth for the FAANG stocks, continued talks of trade wars and comments from Federal Reserve Chairman Jerome Powell that the U.S. is “a long way” from neutral interest rates culminated in a -9.63% intra-month drawdown for the S&P 500 before the index rallied in the final days of the month to finish -6.84%. The modest rally that began in the last two trading days of October continued in early November, sending the S&P 500 up +3.79% amid a lingering cloud of uncertainty. From there, the S&P oscillated between gains and losses, eventually finishing the month +2.04%. December started out on a strong note as well with a seemingly positive outcome from a G-20 Summit meeting between the U.S. and China. However, the very next day the yield curve inverted, bringing with it new concerns surrounding the economy and a fresh round of selling in the U.S. equity markets. It was in this environment that the Federal Reserve raised interest rates for the fourth time in 2018, which led to more selling in U.S. equity markets, concluding with the worst Christmas Eve in history for the S&P 500. The final day of the selloff brought the S&P 500 to -14.72% intramonth. A post-Christmas rally brought the index back to finish the month -9.03%, the worst monthly performance for the index since February 2009. In aggregate, the S&P 500 posted performance of -13.52% for the Fourth Quarter of 2018, its worst quarterly return since the Third Quarter of 2011.

Volatility was abound in the Fourth Quarter of 2018. The VIX Index averaged 19.35 in October, 19.47 in November and 24.61 in December. In aggregate, the VIX Index averaged 21.05 for the quarter and other than the first days of October was not below 15.

The Princeton Premium Fund returned -4.49% for the fourth quarter of 2018. This compares to the -13.52% performance for S&P 500 during the quarter. In early October, the S&P 500 had a sharp selloff of -5.27% in two days. Coming into this selloff recent market volatility had been relatively subdued, with the VIX Index hovering in the 11-12 range the week before closing at 24.98 at the end of this two-day selloff. This sharp selloff and subsequent rise in volatility put pressure on the Fund’s trades, which hit the risk protocols and were closed down for a loss. However, the new higher volatility environment allowed for trades to be placed further out-of-the-money with more premium available at those levels. From the Fund’s bottom on 10/11 through the end of the month the Fund returned +3.46%, to finish the month -3.88%. The elevated levels of volatility persisted in November, which provided the Fund with an environment where it could return +2.26% for the month. However, implied volatility began to taper off at the end of November, with the VIX Index hitting a then-recent low of 16.44 in the wake of the G-20 Summit on 12/03. Then the yield curve inverted and over the course of two trading days the S&P 500 hit an intraday low over -6% below the close on 12/03 and the VIX to hit an intraday high close to 26. This combination once again caused some of the Fund’s trades to hit the risk protocol levels and they were closed down for a loss. This realized loss caused the Fund to finish December -2.83%. The increased levels of volatility also allowed for an increase of the Fund’s trading level by tactically allocating to trades that are written even further away from the current S&P 500 level than the baseline trades. These additional trades contributed positively to the Fund’s performance for the quarter as they were all profitable for the Fund.

www.PrincetonPremiumFund.com	1.888.868.9501

Q1 2019

After a raucous fourth quarter 2018 for U.S. equity markets, it felt like market exuberance took hold in the first quarter of 2019. The S&P 500 continued a rally that began the day after Christmas 2018, en route to posting positive performance each of the three months during the first quarter of 2019. January saw the S&P 500 up +8.01%, the best one-month return for the index since October 2015. The index continued on to return +3.21% in February and +1.94% in March to bring the first quarter 2019 return to +13.65%, the best quarter since the third quarter of 2009.

With the S&P 500 posting positive performance during the first quarter of 2019 it makes sense that volatility steadily declined throughout the quarter. After reaching an apex on Christmas Eve 2018 at just over 36, the VIX Index declined throughout the remainder of 2018 to enter 2019 at a still relatively high 25.42. The VIX Index mostly declined throughout January to finish the month at 16.57. February and March saw further declines in the VIX Index with it finally finishing the quarter at 13.71.

The Princeton Premium Fund returned +2.90% for the first quarter of 2019. The strategy utilized by the Fund is built around “the science and art of taking risk”. The first quarter of 2019 saw the “art” of the strategy play a role as the Fund placed less than a full complement of trades throughout the quarter. Although there were less trades placed, the levels of premium available in the market were still elevated relative to 2017 and the quieter parts of 2018. This allowed the Fund to still return +1.00% in January 2019, +0.79% in February and +1.08% in March. As is expected to be the case in an environment such as the first quarter of 2019, no trades were closed down for a loss. There were minimal opportunities for additional trades to be placed opportunistically throughout the quarter.

Q2 2019

The U.S. equity rally that began the day after Christmas 2018 cracked, but ultimately didn’t break in the Second Quarter of 2019. April started the quarter off as a continuation of the First Quarter 2019, with the S&P 500 pushing higher to finish the month +4.05%. April also marked the return to new record highs for the S&P 500 as it fully recovered from the Fourth Quarter 2018 drawdown. However, May started out with the S&P 500 losing ground and it stayed negative for the rest of the month, ending May -6.35% and in negative territory for the quarter amid trade and interest rate uncertainties and a decidedly mixed bag of earnings results. June saw the market flip back the other direction as the potential for an interest rate cut crystallized and trade rhetoric seemed to soften. The S&P 500 rallied +7.05% in June to more than erase the losses in May and finish the Second Quarter of 2019 +4.30%.

Implied market volatility remained subdued for most of the quarter, only spiking in May. The VIX Index averaged 15.18 for the quarter, below a historical average closer to 20. However, in May volatility was elevated given the market selloff and the VIX Index did push over 20 at one point.

The Princeton Premium Fund returned +3.40% for the Second Quarter of 2019. As was the case in the First Quarter of 2019, the Fund did not place full sets of trades in April and continued to at times place trades at a perceived probability higher than the usual 99.5% that they will expire profitable for the Fund. The Fund still returned +0.78% for April. The volatility in May created opportunities for the Fund. The conservative strategy coming into the month was beneficial and the Fund was able to navigate the selloff without having to close any trades down for a loss. In addition, the Fund was able to tactically place additional trades at perceived probabilities above 99.9%. These trades all expired profitable for the Fund. May served to highlight the potential the Fund has to produce positive results regardless of equity market direction, with the Fund returning +1.83% for the month, compared to - 6.35% for the S&P 500. June’s rally pushed the Fund back into more conservative positioning, with the Fund posting a +0.76% return for the month.

www.PrincetonPremiumFund.com	1.888.868.9501

Q3 2019

Much like the Second Quarter of 2019, the Third Quarter provided a bumpy ride to ultimately positive gains for U.S. equity markets. July saw the S&P 500 slowly climb higher as the U.S. Federal Reserve meeting at the end of the month crept closer, setting a new high along the way. The S&P 500 was +2.97% for the month on 07/26/2019, however the last three days of the month saw the index give up almost half the gains to finish July +1.44%. The selloff surrounded the Federal Reserve interest rate decision and comments from Fed Chairman Jerome Powell that came off less dovish than expected. August saw a continuation of the selloff that began in July, with the S&P 500 down -4.53% in the first three trading days of the month, and -5.95% from July’s highs. August lived up to its reputation of being one of the more volatile months of the year, with several +/- 1% trading days during the month. Ultimately, the index ended August -1.58% lower. Softening trade rhetoric and another interest rate cut from the Federal Reserve combined to push the S&P 500 up +1.87% in September to have the index finish the Third Quarter of 2019 +1.70%.

Market volatility woke up after the 07/31 Federal Reserve interest rate cut. The CBOE Volatility Index (VIX) averaged just 13.33 during July. However, August saw a rise in volatility commiserate with the selloff, with the VIX index hitting an intra-day high on 8/5 of 24.81. This was a spike of 79% from VIX levels closer to 13.75 on the morning of 7/31, before the interest rate cut and subsequent press conference. Overall, the VIX averaged 18.73 for August. September saw a decline in U.S. equity market volatility, with the VIX averaging 15.70. This brought the quarterly average to 16.01.

The Princeton Premium Fund returned +0.85% for the Third Quarter of 2019. July saw the Fund return +0.75%. However, the sharp spike in volatility at the beginning of August caused the Fund to have to close down trades at a loss in early August. These trades were closed as a defensive action and as a result of the risk management protocols the Fund has in place. After the significant spike in volatility the Fund was able to once again tactically place additional trades at perceived probabilities above 99.5%. These trades all expired profitable for the Fund. These trades, coupled with the Fund’s normal trading, allowed the Fund to finish August -0.93% after the losses early in the month. This was ahead of the S&P 500’s return for the month of -1.58%. September proved profitable, as the Fund was up +1.03% as lingering volatility meant there were elevated levels of premium in the market and the Fund could place additional trades at higher probability levels. September’s results were achieved while pushing many trades back somewhat to write at probabilities greater than 99.5%.

Other Investment Notes:

The portion of the Fund invested in fixed income contributed positively to performance throughout the Investment Period. The Fund currently invests in a portfolio of 90-day Treasury Bills.

www.PrincetonPremiumFund.com	1.888.868.9501

Outlook

Looking ahead, we like to point out that the Fund is agnostic to the direction of equity markets. This means that the Fund has the potential for positive returns whether equity markets are rising or falling. Given trade war concerns and the potential that earnings growth has peaked we believe the Fund has an important place in a diversified portfolio. The Fund is also agnostic to interest rate movements. We believe this is especially pertinent given the current uncertainty surrounding the direction of interest rates. We believe the potential to be agnostic to market direction or interest rate changes makes the Fund an important option to diversify either equity or fixed income investments.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns. They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

Investors should carefully consider the investment objective, risks, charges and expenses of the Princeton Premium Fund. This and other information is contained in the prospectus and should be read carefully before investing. For a prospectus please call the Princeton Premium Fund at 1-888-868-9501. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. Northern Lights Distributors, LLC and Princeton Fund Advisors, LLC are not affiliated.

www.PrincetonPremiumFund.com	1.888.868.9501

IMPORTANT RISKS AND DISCLOSURES:

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Fund’s adviser as November 30, 2017 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Mutual funds involve risk, including possible loss of principal.

There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Options involve risks possibly greater than the risks associated with investing directly in securities. There is no guarantee that the sub-adviser’s options strategy will be effective or that suitable transactions will be available.

The Fund uses options to increase the Fund’s combined long and short exposure which creates leverage, which can magnify the Fund’s potential for gain or loss. The Fund expects its premium collection options strategy to be market neutral and therefore the Fund does not expect to participate fully in positive markets which may not generate positive returns as intended. Liquidity risk may prevent the Fund from selling illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

As a non- diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Dramatic or abrupt volatility within the market would negatively impact the Fund’s premium collection options strategy. The Fund’s return may not match the return of the S&P 500 Index because it is not investing the equity securities that comprise such index. The Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities.

Definitions:

A Call or Put Option is an agreement that gives an investor the right, but not the obligation, to buy or sell (respectively) a stock, bond, commodity or other instrument at a specified price within a specific time period.

The Strike Price of an option refers to the price at which a call or put option can be exercised (put into effect).

The Expiration Date of an option refers to the last day that the option is valid.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Total Return version of the index is shown.

The Cboe Volatility Index (VIX Index) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

8112-NLD-11/18/2019

www.PrincetonPremiumFund.com	1.888.868.9501

Princeton Premium Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2019

The Fund’s performance figures* for the period ended September 30, 2019, as compared to its benchmark:

		Annualized Inception** -
	One Year	September 30, 2019
Princeton Premium Fund Class A	2.20%	3.55%
Princeton Premium Fund Class A with load	(3.65)%	1.43%
Princeton Premium Fund Class I	2.48%	3.81%
S&P 500 Total Return Index	4.25%	13.75%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s return would have been lower had the advisor not waived fees or reimbursed expenses. The Fund’s total annual operating expenses before any fee waiver are 3.35% for Class A shares and 3.10% for Class I shares per the January 28, 2019 prospectus. After fee waivers, the Fund’s total annual operating expenses are 3.07% for Class A and 2.82% for Class I shares. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

**	Inception date for the fund is November 16, 2016.

Comparison of the Change in Value of a $100,000 Investment

Holdings by Asset Class as of September 30, 2019	% of Net Assets
U.S. Government Obligations	90.7%
Money Market Fund	1.9%
Purchased Put Options	0.1%
Other assets less liabilities ***	7.3%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

***	Includes derivative exposure.

Princeton Premium Fund
PORTFOLIO OF INVESTMENTS
September 30, 2019

	Number of
	Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
PURCHASED PUT OPTIONS - 0.1%
S&P 500 Index	539	139,062,000	2,580	10/2/2019	$6,737
S&P 500 Index	539	145,799,500	2,705	10/2/2019	8,085
S&P 500 Index	539	146,069,000	2,710	10/2/2019	8,085
S&P 500 Index	539	152,806,500	2,835	10/2/2019	14,823
S&P 500 Index	539	136,367,000	2,530	10/4/2019	6,738
S&P 500 Index	539	144,721,500	2,685	10/4/2019	10,780
TOTAL PURCHASED PUT OPTIONS (Cost $229,355)					55,248

Shares		Value
	SHORT-TERM INVESTMENTS - 92.6%
	MONEY MARKET FUND - 1.9%
902,439	Goldman Sachs Financial Square Funds - Government Fund, 2.12% * (Cost $902,439)	902,439

Principal ($)		Coupon Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT OBLIGATIONS - 90.7% **
4,000,000	United States Treasury Bill ^	0.000	10/24/2019	3,995,432
3,000,000	United States Treasury Bill ^	0.000	10/31/2019	2,995,606
7,000,000	United States Treasury Bill ^	0.000	11/14/2019	6,984,812
8,500,000	United States Treasury Bill ^	0.000	11/21/2019	8,478,457
5,800,000	United States Treasury Bill ^	0.000	12/5/2019	5,781,358
5,000,000	United States Treasury Bill ^	0.000	12/12/2019	4,982,283
7,000,000	United States Treasury Bill ^	0.000	12/19/2019	6,973,575
3,300,000	United States Treasury Bill	0.000	12/26/2019	3,285,968
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $43,468,170)			43,477,491

	TOTAL INVESTMENTS - 92.7% (Cost $44,599,964)			$44,435,178
	OPTIONS WRITTEN - (0.2)% (Premiums Received - $362,615)			(80,850)
	OTHER ASSETS LESS LIABILITIES - 7.5%			3,595,909
	NET ASSETS - 100.0%			$47,950,237

	Number of
	Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value +
WRITTEN PUT OPTIONS - (0.2)%
S&P 500 Index	539	144,452,000	2,680	10/2/2019	$8,085
S&P 500 Index	539	151,189,500	2,805	10/2/2019	10,780
S&P 500 Index	539	151,459,000	2,810	10/2/2019	12,128
S&P 500 Index	539	152,537,000	2,830	10/2/2019	14,822
S&P 500 Index	539	141,757,000	2,630	10/4/2019	9,432
S&P 500 Index	539	150,111,500	2,785	10/4/2019	25,603
TOTAL WRITTEN PUT OPTIONS (Premiums Received $362,615)					80,850

+	The amount represents fair value derivative instruments subject to equity risk exposure as of September 30, 2019.

*	Money market fund; interest rate reflects seven-day effective yield on September 30, 2019.

**	Zero Coupon Bond.

^	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $40,191,223.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investment securities:
At cost	$44,599,964
At fair value	$44,435,178
Due from broker	3,754,399
Receivable for fund shares sold	6,463
Interest receivable	3,727
Prepaid expenses and other assets	1,350
TOTAL ASSETS	48,201,117

LIABILITIES
Options written, at fair value (premiums received $362,615)	80,850
Investment advisory fees payable	40,848
Distribution (12b-1) fees payable	1,669
Payable for Fund shares repurchased	76,832
Payable to related parties	13,730
Accrued expenses and other liabilities	36,951
TOTAL LIABILITIES	250,880
NET ASSETS	$47,950,237

Net Assets Consist Of:
Paid in capital	$48,140,135
Accumulated deficit	(189,898)
NET ASSETS	$47,950,237

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,228,583
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	771,963
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.66
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (a)	$11.31

Class I Shares:
Net Assets	$39,721,654
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,699,400
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.74

(a)	On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2019

INVESTMENT INCOME
Interest	$1,249,999
TOTAL INVESTMENT INCOME	1,249,999

EXPENSES
Investment advisory fees	1,006,581
Distribution (12b-1) fees:
Class A	25,541
Broker fees	468,360
Registration fees	57,990
Administrative services fees	49,625
Third Party Administrative Servicing Fees	49,326
Legal fees	41,327
Accounting services fees	41,185
Printing and postage expenses	35,829
Audit and tax fees	25,246
Transfer agent fees	19,605
Compliance officer fees	16,735
Trustees fees and expenses	14,421
Custodian fees	10,037
Insurance expense	1,497
Other expenses	7,090
TOTAL EXPENSES	1,870,395

Less: Fees waived by the advisor	(259,091)
NET EXPENSES	1,611,304

NET INVESTMENT LOSS	(361,305)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from :
Investments	(9,477,344)
Options Written	9,397,433
(79,911)
Net change in unrealized appreciation (depreciation) on:
Investments	(74,377)
Options Written	143,194
68,817
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(11,094)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(372,399)

See accompanying notes to financial statements.

Princeton Premium Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
FROM OPERATIONS
Net investment loss	$(361,305)	$(889,705)
Net realized gain (loss) from investments and options written	(79,911)	1,430,094
Net change in unrealized appreciation of investments and options written	68,817	36,089
Net increase (decrease) in net assets resulting from operations	(372,399)	576,478

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:*
Class A	(131,294)	—
Class I	(485,024)	—
From net realized gains
Class A	—	(335,946)
Class I	—	(1,239,564)
Net decrease in net assets from distributions to shareholders	(616,318)	(1,575,510)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	16,629,376	13,039,997
Class I	7,117,847	44,405,285
Net asset value of shares issued in reinvestment of distributions:
Class A	129,195	331,597
Class I	422,260	1,034,887
Payments for shares redeemed:
Class A	(23,515,751)	(7,530,595)
Class I	(26,570,523)	(22,234,433)
Net increase (decrease) in net assets from shares of beneficial interest	(25,787,596)	29,046,738

TOTAL INCREASE (DECREASE) IN NET ASSETS	(26,776,313)	28,047,706

NET ASSETS
Beginning of Year	74,726,550	46,678,844
End of Year **	$47,950,237	$74,726,550

SHARE ACTIVITY
Class A:
Shares Sold	1,581,413	1,247,182
Shares Reinvested	13,292	31,312
Shares Redeemed	(2,346,616)	(721,506)
Net increase (decrease) in shares of beneficial interest outstanding	(751,911)	556,988

Class I:
Shares Sold	693,475	4,260,467
Shares Reinvested	43,220	97,447
Shares Redeemed	(2,585,986)	(2,168,976)
Net increase (decrease) in shares of beneficial interest outstanding	(1,849,291)	2,188,938

*	Distributions from net investment income and net realized capital gains are combined for the year ended September 30, 2019. See “Recent Account Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information.

**	Net Assets - End of Year includes accumulated net investment loss of $0 as of September 30, 2018.

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Period Ended
Class A	September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.53		$10.77		$10.00
Activity from investment operations:
Net investment loss (2)	(0.09)		(0.16)		(0.17)
Net realized and unrealized gain on investments and options written	0.31		0.21		0.94
Total from investment operations	0.22		0.05		0.77
Less distributions from:
Net realized gains	(0.09)		(0.29)		—
Total distributions	(0.09)		(0.29)		—
Net asset value, end of period	$10.66		$10.53		$10.77
Total return (3)	2.20%		0.32%		7.70	% (6)
Net assets, at end of period (000s)	$8,229		$16,043		$10,415
Ratio of gross expenses to average net assets (4)(5)	3.46	% (10)	3.34	% (9)	3.81	% (7)(8)
Ratio of net expenses to average net assets (5)	3.00	% (10)	3.06	% (9)	2.66	% (8)
Ratio of net investment loss to average net assets (5)	(0.91	)% (10)	(1.52	)% (9)	(1.83	)% (8)
Portfolio Turnover Rate	0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class A shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	As the Fund commenced operations on November 16, 2016 and share classes were funded at various levels over the period, the ratio presented was adjusted from actual to more closely represent the expected expense level for the class provided in the Fund’s prospectus.

(8)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(10)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

See accompanying notes to financial statements.

Princeton Premium Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Year Ended		Year Ended		Period Ended
Class I	September 30, 2019		September 30, 2018		September 30, 2017 (1)
Net asset value, beginning of period	$10.58		$10.79		$10.00
Activity from investment operations:
Net investment loss (2)	(0.06)		(0.13)		(0.14)
Net realized and unrealized gain on investments and options written	0.31		0.21		0.93
Total from investment operations	0.25		0.08		0.79
Less distributions from:
Net realized gains	(0.09)		(0.29)		—
Total distributions	(0.09)		(0.29)		—
Net asset value, end of period	$10.74		$10.58		$10.79
Total return (3)	2.48%		0.69%		7.90	% (6)
Net assets, at end of period (000s)	$39,722		$58,683		$36,264
Ratio of gross expenses to average net assets (4)(5)	3.21	% (9)	3.09	% (8)	3.56	% (7)
Ratio of net expenses to average net assets (5)	2.75	% (9)	2.81	% (8)	2.40	% (7)
Ratio of net investment loss to average net assets (5)	(0.57	)% (9)	(1.28	)% (8)	(1.50	)% (7)
Portfolio Turnover Rate	0%		0%		0	% (6)

(1)	The Princeton Premium Fund Class I shares commenced operations on November 16, 2016.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown assume changes in share price and reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(5)	Annualized for periods less than one full year.

(6)	Not annualized.

(7)	Includes 0.45% for the period ended September 30, 2017 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(8)	Includes 0.86% for the year ended September 30, 2018 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

(9)	Includes 0.80% for the year ended September 30, 2019 attributed to margin expense on short sales, which are not subject to waiver by the advisor.

See accompanying notes to financial statements.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2019

1.	ORGANIZATION

The Princeton Premium Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The investment objective of the Fund is to seek capital appreciation and income. The Fund commenced operations on November 16, 2016.

The Fund currently offers Class A and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Advisor’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update (“ASU”) 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor and/or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor and/or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Options Transactions – When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. When the Fund purchases or sells an option, an amount equal to the premium paid or received by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. The Fund purchases and sells call and put options on the S&P 500 Index, utilizing a premium collection strategy that implements a call spread and a put spread on the same option contract. For example, the Fund will sell a call option and put option and buy back the same call option and put option at a different price, thereby creating a defined risk trade. The difference is referred to as a “spread.” The Fund’s call spreads and put spreads each utilize the S&P 500 Index contracts, same maturity date, and same number of contracts, but the options are at different strike prices. When the option expiration date arrives, if all options are out-of-the-money, they expire worthless and the Fund will retain the cash collected when opening the position, net of any cash (premium) paid to purchase the call and put positions. This type of option strategy is sometimes referred to as an “Iron Condor.” The value of the derivative instruments outstanding as of September 30, 2019, as disclosed in the Portfolio of Investments and the amount of unrealized gains and losses on derivative instruments during the year as disclosed above serve as an indicator of the volume of derivative activity for the Fund.

For the year ended September 30, 2019, the net change in unrealized depreciation on option purchased contracts was $88,815 and the net change in unrealized appreciation on options written contracts was $143,194. For the year ended September 30, 2019, the Fund had realized loss of $9,477,002 on options purchased contracts and realized gain of $9,397,433 from option written contracts, as disclosed on the Statement of Operations.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. Investments valued using net asset value as a practical expedient are excluded from the fair value hierarchy.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
U.S. Government Obligations	$—	$43,477,491	$—	$43,477,491
Purchased Put Options	40,425	14,823	—	55,248
Money Market Fund	902,439	—	—	902,439
Total	$942,864	$43,492,314	$—	$44,435,178
Liabilities *	Level 1	Level 2	Level 3	Total
Written Put Options	$80,850	$—	$—	$80,850
Total	$80,850	$—	$—	$80,850

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

In accordance with its investment objectives the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk – Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk – Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Options Risk – Options are subject to changes in the underlying securities or index of securities on which such instruments are based. There is no guarantee that the sub-advisor’s Iron Condor options strategy will be effective or that suitable transactions will be available. The Fund’s Iron Condor option strategy’s profit potential is limited to the net premium received when entering the trades. The potential for loss is an amount equal to the 1) difference between either the strike price of the long call and the strike price of the short call, or the strike price of the long put and the strike price of the short put, plus 2) any commissions paid. Maximum loss under the Iron Condor option strategy occurs from either the put or the call trade, when the underlying price is greater than or equal to the strike price of the long call or the underlying price is less than or equal to the strike price of the long put. A portion of any option premiums may be treated as short-term capital gains and when distributed to shareholders are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account.

Volatility Risk – Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and National Futures Association fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, as of or during the year ended September 30, 2019, related to uncertain tax positions taken on tax returns filed for the open 2017-2018 tax years, or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Ohio (Nebraska in prior years) and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

3.	INVESTMENT TRANSACTIONS

For the year ended September 30, 2019 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Princeton Fund Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). The Advisor has engaged Horse Cove Partners LLC as sub-advisor to the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays Horse Cove Partners LLC a sub-advisory fee, computed and accrued daily and paid monthly which does not impact the financial statements of the Fund. For the year ended September 30, 2019, the Fund incurred advisory fees of $1,006,581 of which $40,848 is payable at September 30, 2019.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until January 29, 2020, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses); fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses; such as litigation expenses (which may include indemnification of Fund officers and Trustees), and contractual indemnification of Fund service providers (other than the Advisor) do not exceed 2.20% and 1.95% per annum of the Fund’s average daily net assets for Class A, and Class I shares, respectively (the “Expense Limitation”). For the year ended September 30, 2019 the Advisor waived fees and reimbursed expenses in the amount of $259,091 pursuant to the Waiver Agreement.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

The following amounts are subject to recapture by the Advisor by the following dates:

9/30/2020	9/30/2021	9/30/2022
$188,882	$192,116	$259,091

The Trust, with respect to the Fund’s Class A shares, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares, respectively, and is paid to Northern Lights Distributors, LLC (“NLD” or the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended September 30, 2019, the Fund’s Class A shares incurred $25,541 in fees under the Plan.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended September 30, 2019, the Distributor received $8,747 in underwriting commissions for sales of Class A shares, of which $1,220 was retained by the principal underwriter or other affiliated broker-dealers.

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and NLCS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2019 and September 30, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2019	September 30, 2018
Ordinary Income	$—	$423,782
Long-Term Capital Gain	616,083	1,151,728
Return of Capital	235	—
	$616,318	$1,575,510

As of September 30, 2019, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(173,686)	$(25,533)	$—	$9,321	$(189,898)

The difference between book basis and tax basis accumulated realized gain/(loss) on security transactions and unrealized appreciation is primarily attributable to the mark-to-market on 1256 option contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $173,686.

At September 30, 2019, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$10,419	$15,114	$25,533	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and the reclass of fund distributions, resulted in reclassification for the year ended September 30, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(187,854)	$187,854

Princeton Premium Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2019

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2019, the shareholder listed below held more than 25% of the Fund and may be deemed to control the Fund.

Beneficial Owner	% of Outstanding Shares
Pershing LLC	50%

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$44,237,349	$9,321	$—	$9,321

8.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In August 2018, the FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adopted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statement of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statement of Changes in Net Assets. These amendments have been adopted with these financial statements.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Premium Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Princeton Premium Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the two years in the period then ended and for the period from November 16, 2016 (commencement of operations) through September 30, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 16, 2016 (commencement of operations) through September 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of September 30, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Princeton Fund Advisors, LLC advised investment companies since 2010.

Denver, Colorado

November 27, 2019

Princeton Premium Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2019

As a shareholder of the Princeton Premium Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Premium Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 through September 30, 2019

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Premium Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Net Expense Ratio
	Account Value	Account Value	During Period*	During Period **
Actual	4/1/2019	9/30/2019	4/1/2019 - 9/30/2019	4/1/2019 - 9/30/2019
Class A	$1,000.00	$1,041.00	$14.79	2.89%
Class I	1,000.00	1,042.70	13.52	2.64%

	Beginning	Ending	Expenses Paid	Net Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period **
(5% return before expenses)	4/1/2019	9/30/2019	4/1/2019 - 9/30/2019	4/1/2019 - 9/30/2019
Class A	$1,000.00	$1,010.58	$14.57	2.89%
Class I	1,000.00	1,011.83	13.31	2.64%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365). “Hypothetical” expense information is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 183/365 (to reflect the full half-year period).

**	Annualized.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Princeton Fund Advisors, LLC – Adviser to Deer Park Total Return Credit Fund and Princeton Premium Fund*

In connection with the regular meeting held on September 25-26, 2019 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC and the Trust, with respect to the Deer Park Total Return Credit Fund (“Deer Park Total”) and the Princeton Premium Fund. In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Princeton was founded in 2011 and was registered with the SEC as an investment adviser with $1.4 billion in assets under management and approximately $2.9 billion in assets under management with affiliates as of June 30, 2019. The Trustees noted that Princeton focused on helping advisers and their clients build diversified investment portfolios. The Trustees reviewed the background information on the key investment personnel who were responsible for servicing the Funds, taking into account their education and noting the investment team’s varied financial industry experience. The Trustees observed that Princeton conducted ongoing due diligence of its sub-advisers and strategies and worked with each sub-adviser on structuring and maintaining each Fund’s specific portfolio securities, weightings and liquidity characteristics as discussed in each Fund’s prospectus. The Trustees noted that Princeton worked with the sub-advisers to monitor risks and compliance restrictions. The Trustees observed that Princeton delegated broker-dealer selection to the respective sub-adviser, but Princeton also had its own best execution policy that took into account the various services related to operations and execution quality. With respect to Princeton Premium, the Trustees noted that Princeton has a supervisory program that oversaw the monitoring of risk management, portfolio construction, setting and adhering to the investment objective and evaluating the sub-adviser’s performance and compliance program. The Trustees observed that Princeton worked with the sub-adviser to monitor compliance with Princeton Premium’s investment limitations by reviewing its holdings to ensure compliance with approved diversification and liquidity tolerance levels as set forth in the Fund’s prospectus. The Trustees concluded that Princeton was expected to continue to provide high quality service to each Fund for the benefit of shareholders.

Performance.

Deer Park Total – The Trustees noted that the Fund had performed well over the three-year and since inception periods, outperformed its peer median, Morningstar median and the Barclays Aggregate benchmark, each by a substantial margin. The Trustees noted that over the one-year period, the Fund

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

was a bottom quartile performer and underperformed its peer median, Morningstar median and the Barclays Aggregate benchmark. The Trustees noted that the adviser attributed the Fund’s recent underperformance to the whipsaws in late 2018 and early 2019. The Trustees discussed the adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s portfolios, risk tolerance and liquidity. After further discussion, the Trustees concluded that the adviser was managing the Fund in accordance with its stated objective.

Princeton Premium – The Trustees reviewed the Fund’s performance, noting that it had outperformed its Morningstar category median and peer group median over the one-year period and had outperformed its peer group median and underperformed its Morningstar category median since inception. The Trustees noted that the Fund had generated a reasonable standard deviation over all periods presented. The Trustees discussed the adviser’s active involvement in monitoring the sub-adviser as well as the Fund’s portfolios, risk tolerance and liquidity. The Trustees noted that the adviser believed that the Fund’s strategy would perform well over a full market cycle. After further discussion, the Trustees concluded that the adviser was managing the Fund in accordance with its stated objective, and that its performance was not unsatisfactory.

Fees and Expenses.

Deer Park Total – The Trustees considered the advisory fee of 1.84%, noting that it was considerably higher than both its peer group median and its Morningstar category median and was the highest in each group. The Trustees discussed the Fund’s net expense ratio of 1.99%, noting that it too, was substantially higher than its peer group median and its Morningstar category median. They discussed the adviser’s justification for the higher fee noting that the adviser believed that the fee was reasonable because of the strength of the advisory and sub-advisory teams and the uniqueness of the Fund’s strategy. The Trustees noted that the adviser disagreed with the Fund’s peer group and Morningstar category and believed that incorrect classification resulted in the Fund’s fees and expenses appearing high by comparison. The Trustees noted that the Fund had an expense limitation in place and that the adviser intended to renew the expense limitation agreement at 1.99%, 2.24%, and 2.99% for Class I, A and C shares, respectively. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Princeton Premium – The Trustees considered the advisory fee of 1.75%, noting that it was considerably higher than both its peer group median and its Morningstar category median but equal to several of the peer funds. The Trustees discussed the Fund’s net expense ratio of 2.84%, noting that it too, was substantially higher than its peer group median and its Morningstar category median and was the highest in each. They discussed the adviser’s justification for the higher fee noting that the advisor believed that the fee was reasonable because of the strength and experience of the advisory and sub-advisory teams, the uniqueness of the Fund’s strategy and the significant time devoted by each of the adviser and the sub-adviser with respect to the strategy. The Trustees noted that the Fund had an expense limitation agreement in place that the adviser intended to renew at 1.95% and 2.20% for I and A shares, respectively. After discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. The Trustees discussed the impact of fee waivers on the adviser’s profits with respect to each Fund. They noted

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

that the adviser’s stated profits appeared reasonable. The Trustees examined the adviser’s responses and noted that the adviser’s calculations demonstrated a profitability on a per Fund basis that was not excessive. After further discussion, the Trustees concluded that the adviser’s profitability was not excessive.

Economies of Scale. The Trustees discussed the decrease in assets for Princeton Premium, noting that Princeton Premium dropped from $74 million to $50 million over the past year, and noted the substantial increase in assets for Deer Park Total, noting that Deer Park Total increased from $631 million to $718 million over the past year. The Trustees noted that neither Fund currently had a fee breakpoint in place but noted that the adviser was willing to consider fee breakpoints with continued growth. The Trustees noted that with respect to Deer Park Total, the adviser anticipated that it would consider adding a breakpoint with respect to its advisory fee when assets exceeded $1 billion.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of each advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the advisory fee structure was not unreasonable and that renewal of each advisory agreement was in the best interests of Princeton Premium and Deer Park Total and each Fund’s shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Princeton Premium (Sub-Adviser – Horse Cove Partners, LLC)

In connection with the regular meeting held on September 25-26, 2019 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisers, LLC and Horse Cove Partners, LLC (the “sub-advisor”), with respect to Princeton Premium (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the sub-adviser was an options trading firm that was founded in 2013 with approximately $98 million in assets, specializing in alternative investment management in the form of equity option strategies to pooled investment vehicles and separately managed accounts. The Trustees reviewed the background information of the key investment personnel who are responsible for servicing the Fund, taking into account their education and noting the investment team’s experience managing options strategies for hedge funds with major asset management firms. The Trustees noted that the sub-adviser employed proprietary quantitative models and mathematical and statistical investment formulas to implement option strategies seeking to take advantage of volatility, time values, mean and standard deviation, while maintaining a market-neutral risk profile within a specific bandwidth. The Trustees noted that the sub-adviser used a prime broker that it believed met its criteria while periodically reviewing the relationship through analysis of qualitative factors such as fee structure, liquidity, research, reputation, financial stability and order management capabilities. They noted that the sub-adviser reported no material compliance or litigation issues over the last year. The Trustees recognized the sub-adviser’s option strategies expertise, which brings a unique perspective to the Fund. The Trustees concluded that the sub-adviser was expected to continue providing quality service to the Fund.

Performance. The Trustees reviewed the Fund’s performance, noting that it had outperformed its Morningstar category median and peer group median over the one-year period and had outperformed its peer group median and underperformed its Morningstar category median since inception. The Trustees noted that the sub-adviser managed only a portion of the Fund’s portfolio and discussed the adviser’s analysis of the sub-adviser’s performance. They noted that the adviser was disappointed with the sub-adviser’s performance in 2018, but that the sub-adviser had performed more in line with the adviser’s expectations thus far in 2019. Based on the adviser’s recommendation, the Trustees concluded that the performance of the sub-adviser was acceptable.

Fees and Expenses. The Trustees considered the sub-adviser’s fee of 1.00%, which was paid by the adviser and not the Fund out of the advisory fee and noted that separately managed accounts and

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2019

pooled investment vehicles that are managed by the sub-adviser were charged a fee equal to 1.75%-2.00% with a 20% incentive allocation. After discussion, the Trustees concluded that the sub-advisory fee was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser. The Trustees examined the sub-adviser’s response and noted that the sub-adviser’s calculations demonstrated a profitability that was modest. After further discussion, the Trustees concluded that the sub-adviser’s profitability was not excessive.

Economies of Scale. The Trustees considered whether the sub-adviser had realized economies of scale with respect to the sub-advisory services provided to the Funds. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense including any existing breakpoint structures.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the sub-advisory fee structure was not unreasonable and that renewal of the sub-advisory agreement was in the best interests of the Fund and the Fund’s shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	5	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007)

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017

Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019)

Treasurer of the Trust
(2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC, (2004 -2013).

			N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A

Princeton Premium Fund
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2019

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017

Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**As of September 30, 2019, the Trust was comprised of 77 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s advisor. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s advisor.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISOR
Princeton Fund Advisors, LLC
1580 Lincoln Street, Suite 680
Denver, CO 80203

INVESTMENT SUB-ADVISOR
Horse Cove Partners LLC
1899 Powers Ferry Rd. SE
Suite 120
Atlanta, GA 30339

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $18,750

2018 - $18,500

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $3,800

2018 - $3,750

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019     2018

Audit-Related Fees:            0.00%  0.00%

Tax Fees:            0.00%  0.00%

All Other Fees:            0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $3,800

2018 - $3,750

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/9/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/9/19

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 12/9/19